UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2024 (July 10, 2024)
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SENTI BIOSCIENCES, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03. Material Modification to Rights of Security Holders.

As further described under Item 5.07 of this Current Report on Form 8-K, on July 10, 2024 at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Senti Biosciences, Inc. (the “Company”), and upon the recommendation of the Board of Directors (the “Board”) of the Company, the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”) to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment was previously approved by the Board, subject to stockholder approval.

The Officer Exculpation Amendment is described in detail under “Proposal 2 – To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law” beginning on page 14 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 29, 2024 (the “Proxy Statement”) in connection with the Annual Meeting. The text of the Officer Exculpation Amendment was included in Annex A of the Proxy Statement.

The Officer Exculpation Amendment became effective upon its filing with the Secretary of State of the State of Delaware on July 10, 2024.

The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

During the Annual Meeting, the Company’s stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement. Represented in person or by proxy at the Annual Meeting were 31,557,750 shares of the Company’s Common Stock, out of 45,755,021 shares entitled to vote at the Annual Meeting, or 68.97% of the total number of shares outstanding as of May 13, 2024 (the “Record Date”). The final voting results of the matters submitted to the stockholders’ vote are set forth below.

Proposal 1 - Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024:

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,547,655	63,495	946,600	-

Proposal 2 – Amendment of the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company permitted under current Delaware law:

The stockholders approved an amendment to the Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of the Company’s officers as permitted under current Delaware law. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,308,049	114,798	31,900	7,103,003

Proposal 3 – Amendment of the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Common Stock:

The stockholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-30, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,234,684	1,322,486	580	-

Proposal 4 – Approval of the Adjournment of the Annual Meeting to solicit additional proxies to the extent there are insufficient votes at the Annual Meeting to approve Proposals 2 and 3:

Since the Company had obtained the required votes to Proposals 2 and 3 at the Annual Meeting, this proposal to solicit additional proxies to the extent there are insufficient votes at the Annual Meeting to approve Proposals 2 and 3 was not presented at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1
Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Senti Biosciences, Inc. (Officer Exculpation Amendment) filed with Delaware Secretary of State on July 10, 2024.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

Date:	July 12, 2024	By:	/s/ Timothy Lu, M.D., Ph.D.
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer